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                                   EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Expeditors International of Washington, Inc.:

We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP

Seattle, Washington
May 4, 2000


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